------------------------------------------------------------------

DIRECTORS                                               OFFICERS
Barton M. Biggs                                         Stefanie V. Chang
CHAIRMAN OF THE BOARD                                   VICE PRESIDENT
Chairman and Director, Morgan Stanley Asset Management  Harold J. Schaaff, Jr.
Inc. and Morgan Stanley                                 VICE PRESIDENT
Asset Management Limited; Managing                      Joseph P. Stadler
Director, Morgan Stanley & Co. Incorporated             VICE PRESIDENT
Michael F. Klein                                        Valerie Y. Lewis
DIRECTOR AND PRESIDENT                                  SECRETARY
Principal, Morgan Stanley Asset Management Inc. and     Karl O. Hartmann
Morgan Stanley & Co. Incorporated                       ASSISTANT SECRETARY
John D. Barrett II                                      Joanna M. Haigney
Chairman and Director,                                  TREASURER
Barrett Associates, Inc.                                Belinda A. Brady
Gerard E. Jones                                         ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
River Road Partners
Samuel T. Reeves
Chairman of the Board and Chief
Executive Officer,
Pinacle L.L.C.
Fergus Reid
Chairman and Chief Executive Officer, LumeLite
Plastics Corporation
Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin &
Boehm, P.C.

------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
CUSTODIANS

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
---------------------------------------------------------
LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
---------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

---------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                          AGGRESSIVE EQUITY PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1998

LETTER TO SHAREHOLDERS
-------

PERFORMANCE COMPARED TO THE LIPPER CAPITAL APPRECIATION INDEX AND THE S&P 500 INDEX(1)
----------------------------------------------------

                                          TOTAL RETURNS(2)
                               ---------------------------------------
                                                      AVERAGE ANNUAL
                                  YTD     ONE YEAR    SINCE INCEPTION
                               ---------  ---------  -----------------
PORTFOLIO--CLASS A...........      -8.57%     -3.23%         28.20%
PORTFOLIO--CLASS B...........      -8.67      -3.48          21.22
LIPPER CAP. APPRECIATION
 INDEX--CLASS A..............      -1.77      -4.10          16.35
S&P 500 INDEX--CLASS A.......       6.00       9.05          25.74
LIPPER CAP. APPRECIATION
 INDEX--CLASS B..............      -1.77      -4.10          11.57
S&P 500 INDEX--CLASS B.......       6.00       9.05          21.98

1. The Lipper Capital Appreciation Index is a composite of mutual funds managed for maximum capital gains. The S&P 500 Index is an unmanaged index of common stocks.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PORTFOLIO'S CONCENTRATION OF ITS ASSETS IN A SMALL NUMBER OF ISSUERS AND ITS USE OF EQUITY-LINKED SECURITIES WILL SUBJECT IT TO GREATER RISKS. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Aggressive Equity Portfolio seeks capital appreciation through a concentrated, non-diversified portfolio of corporate equity and equity-linked securities. Short sales and options can be used to enhance performance

For the nine months ended September 30, 1998, the Portfolio had a total return of -8.57% for the Class A shares and -8.67% for the Class B shares compared to a total return of -1.77% for the Lipper Capital Appreciation Index and 6.00% for the S&P 500 Index. For the one year ended September 30, 1998, the Portfolio had a total return of -3.23% for the Class A shares and -3.48% for the Class B shares compared to -4.10% for the Lipper Capital Appreciation Index and 9.05% for the S&P 500 Index. From inception on March 8, 1995 through September 30, 1998, the average annual total return of Class A was 28.20% compared to 16.35% for the Lipper Capital Appreciation Index and 25.74% for the S&P 500 Index. From inception on January 2, 1996 through September 30, 1998, the average annual total return of Class B was 21.22% compared to 11.57% for the Lipper Capital Appreciation Index and 21.98% for the S&P 500 Index.

For the three months ended September 30, 1998 the Portfolio had a total return of -19.27% for the Class A shares and -19.34% for the Class B shares compared to -14.35% for the Lipper Capital Appreciation Index and -9.95% for the S&P 500 Index. This was clearly disappointing. While some of our large positions performed well in the third quarter (notably Loews Corp, and Litton Industries Inc. which added approximately 0.93% and 0.57% to total return, respectively) these gains were not enough to offset the cyclical pressures experienced by Continental Airlines, detracting 6.59% from performance of the Portfolio for the third quarter.

Our top ten holdings at September 30 were as follows:

Continental Airlines............................         11%
Loews Corp......................................          9
United Technologies.............................          8
Clear Channel Communications....................          6
Litton..........................................          5
General Re Corp.................................          5
Cordant.........................................          4
Tele Communications Inc.........................          4
American Express................................          4
Coca-Cola Enterprises...........................          3
                                                         --
                                                         59%
                                                         --
                                                         --

The 59% weighting in our top ten positions is much more concentrated than most U.S. Equity portfolios, but is fairly typical for this Portfolio. Since inception in March 1995, the top ten holdings have tended to account for between 50-75% of net assets. Our belief is that heavy concentration may lead to greater than average volatility but not necessarily greater than average risk. To us, risk is synonymous with lack of knowledge, which our strategy of "seeking the information edge" seeks to avoid. Timing of a stock's rebound may impact a quarter negatively as with Continental this quarter, but we believe that over the longer term, the ability to concentrate in issues where we have extremely high conviction should lead to strong performance. We believe this ability to concentrate has been one of the primary contributors to our strong performance over the past several years as shown on the preceding page.

Concern regarding emerging markets, specifically Asia, Russia and the pending Brazilian devaluation continues. Increased financial risk related to hedge fund issues has contributed to market volatility. Despite these macro issues we remain optimistic about companies with strong balance sheets and solid management that are well positioned to take advantage of acquisition opportunities. Two such companies include Clear Channel Communications and United Technologies. Clear Channel recently announced the acquisition of Jacor, making CCU the second-largest radio broadcaster in the nation. United Technologies continues to take advantage of acquisition opportunities recently, purchasing stakes in two key air conditioning distributors as well as establishing two initial Asian joint ventures. We continue to seek out opportunities in this challenging environment and identify Loews as a perfect stock for this type of environment.

Loews, the Tisch family holding company, is clearly one of our "less traditional" growth stock holdings. It is well positioned with significant cash reserves, a large bond holding and an investment in puts on the S&P 500 Index. The company has a strong track record of investments and is a book value growth machine. Over the past 12 years, Loews book value per share has compounded at a 15% annual rate. Its stock price though, has grown at less than half that rate. Even assuming a slowdown to 10% annual growth, the book value will exceed $100 by the end of next year. Loews is also compelling based on a sum of the parts valuation. The company owns large stakes in two publicly traded stocks-- CNA Financial and Diamond Offshore. Adding the value of these positions to conservative estimates of the company's 100%-owned assets, Loews stock is the cheapest it has been in years. The company has begun to repurchase stock, which is additive to book value per share and earnings per share. We believe this is a perfect stock for the current economic/market environment.

In the third quarter, we reduced our position in Continental Airlines. While the company continues to beat earnings per share expectations and is aggressively repurchasing its shares, we are taking steps to reduce the economic sensitivity in the Portfolio. To that end, you will note that we have also reduced our positions in GM, Case, some of the financials and have also eliminated our holding in ITT Industries.

We see a similar opportunity in United Technologies that we had in the fourth quarter of last year. This stock tends to underperform when fears of economic crisis in Asia exist. In the fourth quarter of 1997 we saw the stock dip from $79 to $68. We capitalized on the opportunity by increasing our holding to 10% and were rewarded when the stock rebounded to $95 by the end of the first quarter of 1998. We see similar behavior again this year with the stock falling from the high 90's in May and August to the low $70's. We believe that the underlying business fundamentals are strong and we expect the stock to exhibit growth as the market bounces back. United Technologies is taking the opportunity to become very entrenched in the elevator and air conditioning markets in the emerging markets, well positioned to take advantage of the recurring business opportunity in stronger economic times.

We increased our position in Litton Industries as we see the rising percentage of sales and profits generated by growth in Electronic Materials and Information Systems continue to drive its strong cash flows. In addition, we see the opportunity for Litton to increase Advanced Electronics margins from 7% to 10-12% over the next 2-3 years. We anticipate the ultimate resolution of the Honeywell lawsuit will also be additive to the company. New management has begun to divest non-core assets and repurchase stock.

Philip W. Friedman
PORTFOLIO MANAGER

William S. Auslander
PORTFOLIO MANAGER

Kenneth Rader
PORTFOLIO MANAGER

October 1998

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1998

                                                              VALUE
SHARES                                                        (000)
-------                                                      --------
COMMON STOCKS (95.7%)
  BASIC MATERIALS (1.5%)
    CHEMICALS (DIVERSIFIED) (1.5%)
 36,400   Monsanto Co.                                       $  2,052
                                                             --------
  CAPITAL GOODS (22.1%)
    AEROSPACE/DEFENSE (7.2%)
136,700   Cordant Technologies, Inc.                            5,784
109,900   Gulfstream Aerospace Corp.                            4,423
                                                             --------
                                                               10,207
                                                             --------
    MANUFACTURING (DIVERSIFIED) (10.3%)
 49,300   Tyco International Ltd.                               2,724
155,800   United Technologies Corp.                            11,909
                                                             --------
                                                               14,633
                                                             --------
    OFFICE EQUIPMENT & SUPPLIES (4.6%)
165,600   Knoll, Inc.                                           3,623
 55,100   Pitney Bowes, Inc.                                    3,006
                                                             --------
                                                                6,629
                                                             --------
  TOTAL CAPITAL GOODS                                          31,469
                                                             --------
  COMMUNICATION SERVICES (1.7%)
    TELECOMMUNICATIONS (CELLULAR/WIRELESS) (1.7%)
 27,200   Associated Group, Inc., Class A                         898
  5,600   Cellular Communications International, Inc.             304
 29,400   NTL, Inc.                                             1,264
                                                             --------
                                                                2,466
                                                             --------
  CONSUMER CYCLICALS (9.8%)
    GAMING, LOTTERY & PARIMUTUEL
     COMPANIES (0.5%)
 39,700   International Game Technology                           737
                                                             --------
    PHOTOGRAPHY/IMAGING (0.8%)
 15,000   Eastman Kodak Co.                                     1,160
                                                             --------
    PUBLISHING (NEWSPAPERS) (2.1%)
 36,500   News Corp., Ltd. ADR                                    817
 27,200   Pulitzer Publishing Co.                               2,152
                                                             --------
                                                                2,969
                                                             --------
    RETAIL (SPECIALTY) (0.9%)
 22,500   Gap, Inc.                                             1,187
                                                             --------

                                                              VALUE
SHARES                                                        (000)
-------                                                      --------
    SERVICES (ADVERTISING/MARKETING) (2.0%)
 11,500   Lamar Advertising Co.                              $    322
205,920   R.H. Donnelley Corp.                                  2,548
                                                             --------
                                                                2,870
                                                             --------
    SERVICES (COMMERCIAL & CONSUMER) (3.5%)
 85,562   Cendant Corp.                                           994
387,596   Nielsen Media Research                                3,973
                                                             --------
                                                                4,967
                                                             --------
  TOTAL CONSUMER CYCLICALS                                     13,890
                                                             --------
  CONSUMER STAPLES (14.6%)
    BEVERAGES (NON-ALCOHOLIC) (3.1%)
176,000   Coca Cola Enterprises, Inc.                           4,444
                                                             --------
    BROADCASTING (TV, RADIO, CABLE) (9.4%)
170,800   Clear Channel Communications, Inc.                    8,113
145,700   Tele-Communications, Inc., Class A                    5,345
                                                             --------
                                                               13,458
                                                             --------
    FOODS (1.1%)
 36,700   U.S. Foodservice, Inc.                                1,528
                                                             --------
    ENTERTAINMENT (1.0%)
 23,900   Viacom, Inc., Class B                                 1,386
                                                             --------
  TOTAL CONSUMER STAPLES                                       20,816
                                                             --------
  FINANCIAL (25.2%)
    BANKS (MAJOR REGIONAL) (1.2%)
  5,000   Wells Fargo & Co.                                     1,775
                                                             --------
    BANKS (MONEY CENTER) (1.1%)
 25,200   BankAmerica Corp.                                     1,515
                                                             --------
    FINANCIAL (DIVERSIFIED) (3.5%)
 65,100   American Express Co.                                  5,053
                                                             --------
    INSURANCE (LIFE & HEALTH) (1.8%)
 48,800   Reinsurance Group of America, Inc. (Non-Voting)       2,526
                                                             --------
    INSURANCE (MULTI-LINE) (9.2%)
154,900   Loews Corp.                                          13,070
                                                             --------
    INSURANCE (PROPERTY-CASUALTY) (7.9%)
 97,100   Allstate Corp.                                        4,048
 35,300   General Re Corp.                                      7,166
                                                             --------
                                                               11,214
                                                             --------

                                                              VALUE
SHARES                                                        (000)
-------                                                      --------
  INVESTMENT MANAGEMENT (0.5%)
 23,700   PIMCO Advisors Holdings L.P.                       $    696
                                                             --------
  TOTAL FINANCIAL                                              35,849
                                                             --------
  HEALTH CARE (2.0%)
    HEALTH CARE (DRUGS-GENERIC & OTHERS) (2.0%)
 37,700   Amgen, Inc.                                           2,849
                                                             --------
  TECHNOLOGY (5.1%)
    ELECTRONICS (DEFENSE) (5.1%)
 12,200   Litton Industries, Inc.                               7,320
                                                             --------
  TRANSPORTATION (11.1%)
    AIRLINES (11.1%)
418,900   Continental Airlines, Inc., Class B                  15,813
                                                             --------
  UTILITIES (2.6%)
    ELECTRIC COMPANIES (2.6%)
 84,100   Montana Power Co.                                     3,758
                                                             --------
TOTAL COMMON STOCKS (Cost $152,423)                           136,282
                                                             --------

 NO. OF
CONTRACTS
---------
PURCHASED OPTIONS (0.2%)
  FOODS (0.2%)
      296    Whole Foods, Inc., expiring 2/20/99,
              strike price $50 (Cost $330)                              289
                                                                -----------


                                                                   VALUE
                                                                   (000)
                                                                -----------
TOTAL INVESTMENTS (95.9%) (Cost $152,753)                       $   136,571
                                                                -----------

OTHER ASSETS AND LIABILITIES (4.1%)
  Other Assets                                                      15,730
  Liabilities                                                       (9,902)
                                                                  --------
                                                                     5,828
                                                                  --------
NET ASSETS (100%)                                                 $142,399
                                                                  --------
                                                                  --------

CLASS A:
--------
NET ASSETS                                                        $124,854
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 9,003,049 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)                                 $  13.87
                                                                  --------
                                                                  --------

CLASS B:
--------
NET ASSETS                                                        $ 17,545
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE]
  Applicable to 1,271,357 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)                                 $  13.80
                                                                  --------
                                                                  --------

------------------------------

ADR -- American Depositary Receipt